COINMACH SERVICE CORP. ANNOUNCES
SPECIAL MEETING OF STOCKHOLDERS

PLAINVIEW, N.Y., October 19, 2007 — Coinmach Service Corp. (“Coinmach”) (Amex: “DRY”, “DRA”), a leading supplier of outsourced laundry equipment services for multi-family housing properties in North America, today announced that it has established a record date and meeting date for the special meeting of stockholders to consider and vote upon the adoption and approval of the Agreement and Plan of Merger (the “Merger Agreement”), dated June 14, 2007, by and among Coinmach, Spin Holdco Inc. and Spin Acquisition Co., a wholly-owned subsidiary of Spin Holdco, pursuant to which Spin Acquisition Co. will merge with and into Coinmach, with Coinmach being the surviving corporation.

The special meeting will be held on Friday, November 9, 2007, starting at 10:00 a.m., Eastern Time, at the Holiday Inn, 215 Sunnyside Boulevard, Plainview, New York 11803. The record date for determining the stockholders of Coinmach entitled to notice of, to vote at, and to attend the special meeting is the close of business on Friday, October 12, 2007. Coinmach filed its definitive proxy statement on Thursday, October 18, 2007 and mailed such definitive proxy statement to Coinmach’s stockholders today.

GTCR-CLC, LLC, Coinmach Holdings, LLC, certain members of Coinmach’s senior management and one of Coinmach’s non-management directors, who collectively own approximately 61.7% of the voting power of the outstanding shares of Coinmach’s common stock entitled to vote on the adoption of the Merger Agreement, have entered into a voting agreement with Spin Holdco, pursuant to which they have agreed to vote in favor of the adoption and approval of the Merger Agreement, unless such voting agreement is terminated in accordance with its terms.

About Coinmach

Coinmach, through its operating subsidiaries, is a leading supplier of outsourced laundry equipment services for multi-family housing properties in North America. Coinmach’s core business involves leasing laundry rooms from building owners and property management companies, installing and servicing laundry equipment and collecting revenues generated from laundry machines.

For further information about Coinmach Service Corp. please see our website:
www.coinmachservicecorp.com

Additional Information and Where to Find It

In connection with the proposed merger, Coinmach has filed a definitive Proxy Statement with the Securities and Exchange Commission and such definitive Proxy Statement is being mailed to the stockholders of Coinmach. BEFORE MAKING ANY VOTING DECISION, COINMACH’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Coinmach’s stockholders will be able to obtain, without charge, a copy of the Proxy Statement and other relevant documents filed with the Securities and Exchange Commission from the Securities and Exchange Commission’s website at http://www.sec.gov. Coinmach’s stockholders will also be able to obtain, without charge, a copy of the Proxy Statement and other relevant documents via Coinmach’s investor relations website at:
http://ir.coinmachservicecorp.com/phoenix.zhtml?c=186647&p=irol-sec

Participants in Solicitation

Coinmach and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the merger. Information regarding the interests of such directors and executive officers was included in Coinmach’s proxy statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 3, 2006, and Coinmach’s proxy statement for the merger filed with the Securities and Exchange Commission on October 18, 2007 (see above for directions on how to obtain this proxy statement and other relevant information).

Forward-Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking statements.” Such forward-looking statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of Coinmach to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “will,” “believes,” “belief,” “expects,” “intends,” “anticipates”, “plans” or similar terms to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in Coinmach’s filings with the Securities and Exchange Commission. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Coinmach’s stockholders to approve the transaction; the failure of Spin Holdco and Spin Acquisition to obtain the necessary financing to complete the merger; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; successful completion of the merger; and such other additional factors that could cause Coinmach’s results to differ materially from those described in the forward-looking statements set forth in Coinmach’s Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site at http://www.sec.gov.

Press Contact:
Coinmach Service Corp.
Robert M. Doyle, 516-349-8555

Investor Relations Contact:
Coinmach Service Corp.
Raymond Loser, 516-349-8555 Ext. 251